For Immediate Release
April 17, 2006
For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassbank.com

COMPASS BANCSHARES REPORTS RECORD FIRST QUARTER EPS OF $0.85

•	Earnings reach all-time high of $107.9 million
•	Balanced top-line revenue growth; total revenue up 12%
•	Net interest income up 12%; noninterest income increases 10%
•	Focused earning asset growth continues; total loans increase 14% from year ago
•	Average deposits increase 16%; noninterest bearing deposits increase 9% from year ago
•	NCO ratio decreases to 0.32% from 0.42%; in prior year, NPA ratio stable at 0.30%

Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $107.9 million for the first quarter of 2006, a 16 percent increase over the $93 million earned during the first quarter of 2005. For the same time period, earnings per share increased 15 percent to $0.85 from $0.74 in the prior year. Return on average assets and return on average shareholders’ equity for the first quarter of 2006 were 1.42 percent and 19.03 percent, respectively.

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “Compass delivered another quarter of outstanding profitable growth highlighted by balanced, double-digit revenue growth. Increased revenues were once again driven by solid loan production funded by healthy internal deposit generation, particularly low-cost deposits. Strong fee income growth, improved credit quality metrics and well-managed expense growth were also key components to our success. While we recognize the challenges of an uncertain economic environment, given the strength of our revenue growth and the momentum of our core businesses, we are cautiously optimistic about the remainder of 2006.”

Jones added, “Compass’ record financial performance was fueled by a 12 percent increase in revenue as both net interest income and noninterest income posted double-digit gains. Net interest income increased 12 percent from year ago levels driven by solid loan growth and continued low-cost deposit generation. Most of our major fee-based businesses generated solid results as noninterest income increased 10 percent from prior year levels. At the same time, noninterest expense growth was well contained at 10 percent including the impact of newly opened banking offices and our acquisition of TexasBank. Our ability to continue to grow top-line revenue, coupled with good expense management, enabled us to record positive operating leverage as our efficiency ratio improved 203 basis points from year ago levels.”

-more-

Compass reports record earnings

“Compass continued to experience solid balance sheet growth with average earning assets increasing nine percent over prior year levels. More importantly, the growth in earning assets was driven by a 14 percent increase in average loans, offset in part by a six percent decrease in our investment securities portfolio. At the same time, our ability to fund loan demand primarily through internal deposit generation met with continued success. Average deposits increased 16 percent, including a nine percent increase in noninterest bearing deposits,” Jones stated.

“While our percent net interest margin increased to 3.70 percent from 3.59 percent a year ago, we recognize the challenges given a flat yield curve and expectations that interest rates will continue to rise. Our focus, however, remains on generating high-quality loans and continued growth of low-cost deposits. Accordingly, during the first quarter we registered a $28.7 million increase in net interest income compared to a year ago. Additionally, during the quarter we modestly repositioned our balance sheet by terminating $400 million of favorable debt financing at a gain of $14.9 million and selling $470 million of investment securities available for sale at a loss of $14.8 million. While the net cost of this transaction on the quarter was neutral, it better positions our balance sheet for the current interest rate environment.”

“Importantly, loan growth did not come at the expense of maintaining sound credit quality standards. Net charge-offs as a percentage of average loans showed marked improvement, decreasing to 0.32 percent compared to 0.42 percent in the first quarter of 2005. Nonperforming assets as a percentage of loans and other real estate decreased to 0.30 percent compared to 0.36 percent at the end of the first quarter of 2005,” Jones said.

During the quarter, Compass completed the acquisition and systems conversion of Fort Worth-based TexasBanc Holding Co., the parent company of TexasBank. The largest independent commercial bank headquartered in Fort Worth, TexasBank had total assets of $1.7 billion and 22 banking centers. The combination creates a Southwestern powerhouse that ranks as the fifth largest bank in Texas and ranks fourth in the Dallas-Fort Worth-Arlington metropolitan area based on deposit market share.

Compass operates 409 full-service banking centers including 162 in Texas, 90 in Alabama, 73 in Arizona, 42 in Florida, 32 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 11:00 a.m. Central Time on April 18. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassbank.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on April 25, 2006. To access a replay of the conference call dial 1-800-642-1687, conference ID 7897627. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassbank.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended March 31

	2006	2005	% Change
EARNINGS SUMMARY
Net interest income	$260,261	$231,573	12
Noninterest income [a]	165,289	149,965	10
Total revenue [a]	425,550	381,538	12
Investment securities losses, net	(14,838)	-	-
Gain on prepayment of FHLB advances	14,893	-	-
Provision for loan losses	17,112	20,273	(16)
Noninterest expense	244,370	221,872	10
Pretax income	164,123	139,393	18
Income tax expense	56,214	46,409	21
Net income	$107,909	$92,984	16
Diluted earnings per share	$0.85	$0.74	15
Diluted weighted average
shares outstanding	126,793	126,388	-

	Three Months Ended March 31
	2006	2005
SELECTED RATIOS
Average common equity to average assets	7.44%	7.35%
Average loans to average total deposits	106.74	108.39
Return on average assets	1.42	1.32
Return on average equity	19.03	18.00
Efficiency ratio [b]	56.66	58.69
Return on average tangible equity [c]	23.13	21.91
Book value per common share	$19.82	$16.86
Allowance for loan losses as a % of total loans	1.21%	1.29%
Allowance for loan losses as a % of nonperforming loans	478.72	486.99

	Average for Three Months Ended March 31
	2006	2005	% Change
BALANCE SHEET HIGHLIGHTS
Total loans	$21,751,103	$19,013,770	14
Total loans - managed	22,946,579	20,552,800	12
Total investment securities [e]	6,752,631	7,173,465	(6)
Earning assets [e]	28,574,996	26,235,083	9
Total assets	30,916,012	28,520,080	8
Noninterest bearing demand deposits	5,909,960	5,436,172	9
Interest bearing transaction
accounts	8,062,772	7,439,431	8
Total transaction accounts	13,972,732	12,875,603	9
Total deposits [e]	20,377,276	17,542,038	16
Shareholders' equity	2,299,876	2,094,836	10

	Ending Balance March 31
	2006	2005	% Change
BALANCE SHEET HIGHLIGHTS
Total loans	$23,308,114	$19,167,027	22
Total loans - managed	24,476,005	20,674,408	18
Total investment securities [e]	6,546,014	7,194,787	(9)
Earning assets [e]	29,983,288	26,418,983	13
Total assets	32,782,179	28,798,680	14
Noninterest bearing demand deposits	6,765,908	5,728,329	18
Interest bearing transactions accounts	9,048,992	7,431,405	22
Total transaction accounts	15,814,900	13,159,734	20
Total deposits [e]	22,128,509	17,644,139	25
Shareholders' equity	2,557,940	2,087,863	23
Period-end shares outstanding	129,060	123,827	4

[a]	Excludes gain on prepayment of FHLB advances.
[b]	Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less net gain(losses) on sales of investment securities, gains on sales of business / branches and gain on prepayment of FHLB advances.
[c]	Excludes amortization of intangibles, net of tax, and intangible assets.
[d]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2006	2005
	Mar 31	Dec 31	Sep 30
EARNINGS SUMMARY
Net interest income	$260,261	$253,825	$247,111
Noninterest income [a]	165,289	166,786	166,496
Total revenue [a]	425,550	420,611	413,607
Investment securities gains (losses), net	(14,838)	-	-
Gain on prepayment of FHLB advances	14,893	-	-
Provision for loan losses	17,112	35,550	34,195
Noninterest expense [b]	244,370	229,940	227,396
Pretax income	164,123	155,121	152,016
Income tax expense	56,214	52,983	51,296
Net income	$107,909	$102,138	$100,720
Diluted earnings per share	$0.85	$0.81	$0.80
Diluted weighted average shares outstanding	126,793	126,188	126,877

	Three Months Ended
	2005
	Jun 30	Mar 31
EARNINGS SUMMARY
Net interest income	$236,470	$231,573
Noninterest income [a]	175,352	149,965
Total revenue [a]	411,822	381,538
Investment securities gains (losses), net	79	-
Gain on prepayment of FHLB advances	-	-
Provision for loan losses	27,800	20,273
Noninterest expense	222,595	221,872
Pretax income	161,506	139,393
Income tax expense	55,518	46,409
Net income	$105,988	$92,984
Diluted earnings per share	$0.83	$0.74
Diluted weighted average shares outstanding	126,212	126,388

	Three Months Ended
	2006	2005
	Mar 31	Dec 31	Sep 30
SELECTED RATIOS
Average common equity to average assets	7.44%	7.32%	7.45%
Average loans to average total deposits	106.74	109.05	109.58
Return on average assets	1.42	1.34	1.34
Return on average equity	19.03	18.24	18.02
Efficiency ratio [b]	56.66	54.57	54.71
Return on average tangible equity [c]	23.13	21.94	21.70
Book value per common share	$19.82	$18.10	$17.95

	Three Months Ended
	2005
	Jun 30	Mar 31
SELECTED RATIOS
Average common equity to average assets	7.37%	7.35
Average loans to average total deposits	107.17	108.39
Return on average assets	1.46	1.32
Return on average equity	19.82	18.00
Efficiency ratio [c]	53.88	58.69
Return on average tangible equity [d]	24.05	21.91
Book value per common share	$17.61	$16.86

	Mar 31, 2006	Dec 31, 2005	% Change Annualized
ENDING BALANCE SHEET
Total loans	$23,308,114	$21,372,215	36
Total loans - managed	24,476,005	22,600,399	33
Total investment securities [d]	6,546,014	6,950,317	(23)
Earning assets [d]	29,983,288	28,396,710	22
Total assets	32,782,179	30,798,232	26
Noninterest bearing demand deposits	6,765,908	6,097,881	44
Interest bearing transaction accounts	9,048,992	7,773,212	66
Total transaction accounts	15,814,900	13,871,093	56
Total deposits [d]	22,128,509	20,384,115	34
Shareholders' equity	2,557,940	2,236,029	58

	Mar 31, 2006	Dec 31, 2005	Annualized % Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$21,751,103	$21,145,075	11
Total loans - managed	22,946,579	22,398,631	10
Total investment securities [d]	6,752,631	6,846,925	(6)
Earning assets [d]	28,574,996	28,058,377	7
Total assets	30,916,012	30,352,131	7
Noninterest bearing demand deposits	5,909,960	5,910,240	-
Interest bearing transaction accounts	8,062,772	7,650,828	22
Total transaction accounts	13,972,732	13,561,068	12
Total deposits [d]	20,377,276	19,390,286	20
Shareholders' equity	2,299,876	2,221,018	14

[a]	Excludes net gains (losses) on sales of investment securities and gain on prepayment of FHLB advances.
[b]	Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less net gains (losses) on sales of investment securities, gains on sales of business / branches and gain on prepayment of FHLB advances.

[c]	Excludes amortization of intangibles, net of tax, and intangible assets.
[d]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2006	2005
	Mar 31	Dec 31	Sep 30
NONPERFORMING ASSETS
Nonaccrual loans	$55,716	$47,578	$50,261
Renegotiated loans	3,286	698	707
Other real estate, net	11,155	11,510	12,796
Total nonperforming assets	$70,157	$59,786	$63,764
Accruing loans ninety days or more past due	$16,080	$14,539	$14,510
Other repossessed assets	599	763	685
Total nonperforming assets as a % of loans and ORE	0.30%	0.28%	0.31%

	2005
	Jun 30	Mar 31
NONPERFORMING ASSETS
Nonaccrual loans	$51,196	$49,908
Renegotiated loans	716	722
Other real estate, net	15,832	18,452
Total nonperforming assets	$67,744	$69,082
Accruing loans ninety days or more past due	$13,725	$14,257
Other repossessed assets	705	740
Total nonperforming assets as a % of loans and ORE	0.34%	0.36

	Three Months Ended
	2006	2005
	Mar 31	Dec 31	Sep 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$267,173	$260,512	$254,708
Net charge-offs (NCO)	17,086	28,889	28,391
Allowance acquired (transferred to other liabilities)	15,258	-	-
Provision for loan losses	17,112	35,550	34,195
Balance at end of period	$282,457	$267,173	$260,512
Allowance for loan losses as a % of total loans	1.21%	1.25%	1.25%

Allowance for loan losses as a % of nonperforming loans	478.72	553.43	511.13

Allowance for loan losses as a % of nonperforming assets	402.61	446.88	408.56

Annualized as a % of average loans:
NCO - QTD	0.32	0.54	0.55
NCO - YTD	0.32	0.48	0.46

	Three Months Ended
	2005
	Jun 30	Mar 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$246,565	$258,339
Net charge-offs (NCO)	19,657	19,858
Allowance acquired (transferred to other liabilities)	-	(12,189)
Provision for loan losses	27,800	20,273
Balance at end of period	$254,708	$246,565

Allowance for loan losses as a % of total loans	1.27%	1.29%

Allowance for loan losses as a % of nonperforming loans	490.65	486.99

Allowance for loan losses as a % of nonperforming assets	375.99	356.92

Annualized as a % of average loans:
NCO - QTD	0.40	0.42
NCO - YTD	0.41	0.42

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended March 31
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$21,751,103	$372,760	6.95%
Investment securities held to maturity	2,214,611	26,400	4.83
Investment securities available for sale [a]	4,629,664	51,398	4.50
Other earning assets	71,262	782	4.45
Total earning assets [a]	28,666,640	451,340	6.39
Allowance for loan losses	(270,574)
Unrealized loss on securities available for sale	(91,644)
Other assets	2,611,590
	$30,916,012

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$8,062,772	33,447	1.68
Time deposits	2,976,570	29,941	4.08
Certificates of deposit of $100,000 or more [a]	3,428,226	35,913	4.25
Federal funds purchased and securities sold under agreement to repurchase	3,408,509	37,277	4.44
Other short-term borrowings	425,075	4,501	4.29
FHLB and other borrowings [a]	4,039,020	48,858	4.91
Total interest bearing liabilities [a]	22,340,172	189,937	3.45
Net interest spread		261,403	2.94%

Noninterest bearing demand deposits	5,909,960
Other liabilities	366,004
Shareholders' equity	2,299,876
	$30,916,012
Net yield on earning assets			3.70%

Taxable equivalent adjustment:
Loans		380
Investment securities held to maturity		519
Investment securities available for sale		233
Other earning assets		10
Total taxable equivalent adjustment		1,142
Net interest income		$260,261

[a] Excludes adjustment for market valuation.

	Three Months Ended March 31
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$19,013,770	$269,574	5.75%
Investment securities held to maturity	2,707,548	32,692	4.90
Investment securities available for sale [a]	4,488,931	46,193	4.17
Other earning assets	47,848	395	3.35
Total earning assets [a]	26,258,097	348,854	5.39
Allowance for loan losses	(259,692)
Unrealized loss on securities available for sale	(23,014)
Other assets	2,544,689
	$28,520,080

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,439,431	13,704	0.75
Time deposits	2,355,313	18,731	3.23
Certificates of deposit of $100,000 or more [a]	2,311,122	17,027	2.99
Federal funds purchased and securities sold under agreement to repurchase	4,335,767	26,192	2.45
Other short-term borrowings	135,754	532	1.59
FHLB and other borrowings [a]	4,123,069	40,193	3.95
Total interest bearing liabilities [a]	20,700,456	116,379	2.28
Net interest spread		232,475	3.11%

Noninterest bearing demand deposits	5,436,172
Other liabilities	288,616
Shareholders' equity	2,094,836
	$28,520,080
Net yield on earning assets			3.59%

Taxable equivalent adjustment:
Loans		291
Investment securities held to maturity		569
Investment securities available for sale		32
Other earning assets		10
Total taxable equivalent adjustment		902
Net interest income		$231,573

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended March 31
	2006	2005	% Change
NONINTEREST INCOME
Service charges on deposit accounts	$72,168	$62,649	15
Card and merchant processing fees	25,707	21,330	21
Insurance commissions	17,604	15,724	12
Retail investment sales	9,420	8,781	7
Asset management fees	7,748	7,061	10
Corporate and correspondent investment sales	5,229	4,120	27
Bank owned life insurance	4,903	4,240	16
Other income	22,510	25,865	(13)
	165,289	149,770	10
Trading settlements on economic hedge swaps	-	4,703	(100)
Trading gains (losses) on economic hedge swaps	-	(9,299)	(100)
Investment securities gains (losses), net	(14,838)	-	-
Gain on prepayment of FHLB advances	14,893	-	-
Gain on sale of business / branches	-	4,791	(100)
Total noninterest income	$185,344	$149,965	10

NONINTEREST EXPENSE
Salaries and benefits	$136,010	$121,344	12
Equipment expense	21,547	20,059	7
Net occupancy expense	17,217	16,652	3
Professional services	14,904	14,080	6
Marketing expense	12,264	11,885	3
Communications expense	5,622	5,476	3
Amortization of intangibles	1,490	1,527	(2)
Merger and integration expense	2,626	234	NM
Other expense	32,690	30,615	7
Total noninterest expense	244,370	221,872	10

	Three Months Ended
	2006	2005
	Mar 31	Dec 31	Sep 30
NONINTEREST INCOME
Service charges on deposit accounts	$72,168	$77,056	$78,448
Card and merchant processing fees	25,707	25,491	24,496
Insurance commissions	17,604	14,180	13,888
Retail investment sales	9,420	7,913	8,748
Asset management fees	7,748	7,596	7,386
Corporate and correspondent investment sales	5,229	7,096	7,037
Bank owned life insurance	4,903	4,615	4,396
Other income	22,510	25,143	26,246
	165,289	169,090	170,645

Trading settlements on economic hedge swaps	-	2,150	2,829
Training gains (losses) on economic hedge swaps	-	(6,054)	(6,978)
Investment securities gains (losses), net	(14,838)	-	-
Gain on prepayment of FHLB advances	14,893	-	-
Gain on sale of business / branches	-	1,600	-
Total noninterest income	$165,344	$166,786	$166,496

NONINTEREST EXPENSE
Salaries and benefits	$136,010	$124,734	$122,979
Equipment expense	21,547	20,702	21,048
Net occupancy expense	17,217	16,416	17,036
Professional services	14,904	17,252	15,154
Marketing expense	12,264	9,936	10,505
Communications expense	5,622	5,470	5,400
Amortization of intangibles	1,490	1,495	1,541
Merger and integration expense	2,626	718	454
Other expense	32,690	33,217	33,279
Total noninterest expense	$244,370	229,940	227,396

	Three Months Ended
	2005
	Jun 30	Mar 31
NONINTEREST INCOME
Service charges on deposit accounts	$78,927	$62,649
Card and merchant processing fees	24,274	21,330
Insurance commissions	15,570	15,724
Retail investment sales	8,448	8,781
Asset management fees	6,646	7,061
Corporate and correspondent investment sales	5,234	4,120
Bank owned life insurance	4,216	4,240
Other income	22,623	25,865
	165,938	149,770
Trading settlements on economic hedge swaps	3,716	4,703
Trading gains (losses) on economic hedge swaps	5,698	(9,299)
Investment securities gains (losses), net	79	-
Gain on prepayment of FHLB advances	-	-
Gain on sale of business / branches	-	4,791
Total noninterest income	$175,431	$149,965

NONINTEREST EXPENSE
Salaries and benefits	$118,762	$121,344
Equipment expense	20,170	20,059
Net occupancy expense	16,833	16,652
Professional services	15,154	14,080
Marketing expense	11,476	11,885
Communications expense	5,447	5,476
Amortization of intangibles	1,588	1,527
Merger and integration expense	235	234
Other expense	32,930	30,615
Total noninterest expense	$222,595	$221,872

NM - Not meaningful